UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2004

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-26820 (Commission File Number)	93-0962605 (I.R.S. Employer Identification No.)

411 First Avenue South, Suite 600
Seattle, WA 98104-2860
(Address of principal executive offices)

Registrant’s telephone number, including area code: Registrant’s facsimile number, including area code:	(206) 701-2000 (206) 701-2500

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99

Item 8.01 Other Events.

     On December 1, 2004, we issued a press release with respect to pricing of our private offering of $65 million of our 3.0% convertible senior subordinated notes due 2024 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. We also granted the initial purchaser of the notes a 30-day option to purchase up to an additional $15 million aggregate principal amount of the notes.

     A copy of that press release is attached.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits

99	Press release dated December 1, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 1, 2004

Cray Inc.

By:	/s/ Kenneth W. Johnson

Kenneth W. Johnson Senior Vice President and General Counsel